EXHIBIT 99.1

CONTACTS:	Investor Relations	U.S Media Relations	European Media Relations
	Thor Erickson	Fred Roselli	Ros Hunt
	+1 (678) 260-3110	+1 (678) 260-3421	+44 (0) 7258 251 022

COCA-COLA ENTERPRISES, INC. REPORTS THIRD-QUARTER 2015
RESULTS, AFFIRMS FULL-YEAR EARNINGS OUTLOOK

•	Third-quarter diluted earnings per share were 72 cents on a reported basis or 84 cents on a comparable basis, including a negative currency translation impact of 15 cents.

•	Net sales were $1.8 billion, down 14½ percent on a reported basis or down 1 percent on a currency-neutral basis; volume declined 1 percent.

•	Reported operating income was $260 million, down 24½ percent; comparable operating income was $297 million, down 12 percent or up 2 percent on a currency-neutral basis.

•
CCE affirms its full-year profit guidance for 2015, including comparable and currency-neutral diluted earnings per share growth at the upper end of the range of 6 percent to 8 percent, with slightly positive operating income growth and flat to slightly negative net sales growth.

ATLANTA, October 29, 2015 - Coca-Cola Enterprises, Inc. (NYSE/Euronext Paris: CCE) today reported third-quarter 2015 operating income of $260 million or $297 million on a comparable basis. In the quarter, diluted earnings per share were 72 cents on a reported basis or 84 cents on a comparable basis. Currency translation had a negative impact of 15 cents on comparable diluted earnings per share.
Third-quarter 2015 net sales totaled $1.8 billion, down 14½ percent from the same quarter a year ago. On a currency-neutral basis, net sales were down 1 percent.
“We continue to face a marketplace impacted by persistent softness in the consumer environment,” said John F. Brock, chairman and chief executive officer. “Given these conditions, we are continuing to seek new ways to grow net sales and increase our

Reconciliations of reported (GAAP) to comparable (non-GAAP) information and other non-GAAP measures used by management in managing the business are detailed on the following pages of this news release.

effectiveness and efficiency as we work closely with our customers to enhance our prospects for growth.
“We will continue to manage each element of our business to deliver against our outlook for the year, even as we prepare for the launch of Coca-Cola European Partners in the second quarter of next year,” Mr. Brock said. “To accomplish this, teams are focused on three key areas: delivering against their operating goals for the year, closing the transaction on a timely basis, and planning for a successful transition to the new company.
“Each of these efforts reflects our ongoing commitment to building shareowner value, our most important goal.”
Operating Review
Total third-quarter volume declined 1 percent. Sparkling brands declined 1½ percent. Coca-Cola trademark brands were down 2 percent as growth in Coca-Cola Life and Coca-Cola Zero partially offset declines in other Coca-Cola brands. Energy brands declined ½ percent, with mid-single-digit growth in Monster-branded beverages. Still brands grew 3 percent, benefiting from growth in Capri-Sun, Chaudfontaine, and growth in glacéau smartwater in Great Britain. Volume in Great Britain declined 4 percent, reflecting in part poor August weather, while continental European volume grew 1 percent, led by growth in France.
Third-quarter net pricing per case was down ½ percent, and cost of sales per case declined 2½ percent. Operating expenses were up 2 percent. These figures are comparable and currency neutral.
“We are working diligently to deliver our outlook for 2015 and to find new ways to return sustained, value-building growth to our business,” said Hubert Patricot, executive vice president and president, European Group. “The soft consumer environment makes it imperative that we continue to innovate at every level of our company, from brands, to operations, to customer service.”
Full-Year 2015 Outlook
For 2015, CCE continues to expect diluted earnings per share to grow at the upper end of the range of 6 percent to 8 percent on a comparable and currency-neutral basis. Based on recent rates, currency translation would negatively impact full-year 2015 diluted earnings per share by approximately 18 percent.
Operating income is expected to achieve slightly positive growth, while net sales growth is now expected to be flat to slightly negative, both on a comparable and currency-neutral basis.
The company expects 2015 free cash flow in a range of $600 million to $650 million including the expected negative impact of currency translation based on recent rates. Capital expenditures are expected to be approximately $325 million. Weighted average cost of debt is expected to be approximately 3 percent, and the comparable effective tax rate for 2015 is expected to be approximately 27 percent.
In the third quarter, CCE completed the planned 2015 repurchase of approximately $600 million of its shares.
Coca-Cola European Partners
As announced earlier in the third quarter, Coca-Cola Enterprises, Coca-Cola Iberian Partners SA (CCIP), and Coca-Cola Erfrischungsgetränke AG (CCEAG), a wholly owned subsidiary of The Coca-Cola Company (NYSE: KO), have agreed to combine their businesses into a new company to be called Coca-Cola European Partners Plc., (CCEP), in a transformational transaction that will create the world’s largest independent Coca-Cola bottler, based on net sales.

Pending collective approval by Coca-Cola Enterprises’ shareholders and regulatory agencies, the transaction is expected to close in second quarter, 2016.
Conference Call
CCE will host a conference call with investors and analysts today at 10 a.m. EDT. The call can be accessed through the company’s website at www.cokecce.com.
About CCE
    Coca-Cola Enterprises, Inc. is the leading Western European marketer, producer, and distributor of nonalcoholic ready-to-drink beverages and one of the world’s largest independent Coca-Cola bottlers. CCE is the sole licensed bottler for products of The Coca-Cola Company in Belgium, continental France, Great Britain, Luxembourg, Monaco, the Netherlands, Norway, and Sweden. CCE operates with a local focus and has 17 manufacturing sites across Europe, where the company manufactures nearly 90 percent of its products in the markets in which they are consumed. Sustainability is core to CCE’s business, and the company has been recognized by leading organizations in North America and Europe for its progress in water use reduction, carbon footprint reduction, and recycling initiatives. For more information about CCE, please visit www.cokecce.com and follow the company on Twitter at @cokecce.

FORWARD-LOOKING STATEMENTS

Included in this news release are forward-looking management comments and other statements that reflect management’s current outlook for future periods. As always, these expectations are based on currently available competitive, financial, and economic data along with our current operating plans and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. The forward-looking statements in this news release should be read in conjunction with the risks and uncertainties discussed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Form 10-K and other SEC filings.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.
In connection with the proposed transaction, CCEP will file with the SEC a registration statement on Form F-4 that will include a preliminary proxy statement/prospectus regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to CCE’s stockholders in connection with the proposed transaction.

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited; in millions, except per share data)

	Third Quarter		First Nine Months
	2015	2014	2015	2014
Net sales	$1,822	$2,136	$5,381	$6,339
Cost of sales	1,125	1,328	3,411	4,035
Gross profit	697	808	1,970	2,304
Selling, delivery, and administrative expenses	437	463	1,277	1,480
Operating income	260	345	693	824
Interest expense, net	31	31	92	89
Other nonoperating expense	(4)	—	(3)	—
Income before income taxes	225	314	598	735
Income tax expense	57	76	158	184
Net income	$168	$238	$440	$551
Basic earnings per share	$0.74	$0.97	$1.90	$2.21
Diluted earnings per share	$0.72	$0.96	$1.87	$2.17
Dividends declared per share	$0.28	$0.25	$0.84	$0.75
Basic weighted average shares outstanding	228	244	232	249
Diluted weighted average shares outstanding	232	248	236	254

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(Unaudited; in millions)

	Third Quarter		First Nine Months
	2015	2014	2015	2014
Net income	$168	$238	$440	$551
Components of other comprehensive income (loss):
Currency translations
Pretax activity, net	(35)	(279)	(215)	(255)
Tax effect	—	—	—	—
Currency translations, net of tax	(35)	(279)	(215)	(255)
Net investment hedges
Pretax activity, net	(24)	153	99	169
Tax effect	9	(54)	(34)	(59)
Net investment hedges, net of tax	(15)	99	65	110
Cash flow hedges
Pretax activity, net	18	(9)	14	(15)
Tax effect	(4)	2	(4)	3
Cash flow hedges, net of tax	14	(7)	10	(12)
Pension plan adjustments
Pretax activity, net	7	7	21	20
Tax effect	(2)	(1)	(5)	(4)
Pension plan adjustments, net of tax	5	6	16	16
Other comprehensive loss, net of tax	(31)	(181)	(124)	(141)
Comprehensive income	$137	$57	$316	$410

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	October 2, 2015	December 31, 2014
ASSETS
Current:
Cash and cash equivalents	$196	$223
Trade accounts receivable	1,353	1,514
Amounts receivable from The Coca-Cola Company	65	67
Inventories	383	388
Other current assets	214	268
Total current assets	2,211	2,460
Property, plant, and equipment, net	1,986	2,101
Franchise license intangible assets, net	3,484	3,641
Goodwill	91	101
Other noncurrent assets	243	240
Total assets	$8,015	$8,543
LIABILITIES
Current:
Accounts payable and accrued expenses	$1,705	$1,872
Amounts payable to The Coca-Cola Company	124	104
Current portion of debt	522	632
Total current liabilities	2,351	2,608
Debt, less current portion	3,483	3,320
Other noncurrent liabilities	215	207
Noncurrent deferred income tax liabilities	959	977
Total liabilities	7,008	7,112
SHAREOWNERS’ EQUITY
Common stock	4	3
Additional paid-in capital	4,017	3,958
Reinvested earnings	2,236	1,991
Accumulated other comprehensive loss	(838)	(714)
Common stock in treasury, at cost	(4,412)	(3,807)
Total shareowners’ equity	1,007	1,431
Total liabilities and shareowners’ equity	$8,015	$8,543

COCA-COLA ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	First Nine Months
	2015	2014
Cash Flows from Operating Activities:
Net income	$440	$551
Adjustments to reconcile net income to net cash derived from operating activities:
Depreciation and amortization	208	231
Share-based compensation expense	30	21
Deferred income tax expense	31	60
Pension expense less than contributions	(7)	(5)
Net changes in assets and liabilities	87	(267)
Net cash derived from operating activities	789	591
Cash Flows from Investing Activities:
Capital asset investments	(260)	(239)
Capital asset disposals	13	27
Other investing activities, net	(12)	—
Settlement of net investment hedges	27	21
Net cash used in investing activities	(232)	(191)
Cash Flows from Financing Activities:
Net change in commercial paper	120	242
Issuances of debt	527	347
Payments on debt	(484)	(111)
Shares repurchased under share repurchase programs	(614)	(800)
Dividend payments on common stock	(193)	(185)
Exercise of employee share options	17	11
Settlement of debt-related cross currency swaps	56	—
Other financing activities, net	2	(12)
Net cash used in financing activities	(569)	(508)
Net effect of currency exchange rate changes on cash and cash equivalents	(15)	(17)
Net Change in Cash and Cash Equivalents	(27)	(125)
Cash and Cash Equivalents at Beginning of Period	223	343
Cash and Cash Equivalents at End of Period	$196	$218

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	Third-Quarter 2015
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$1,125	$437	$260	$57	$168	$0.72
Items Impacting Comparability:
Mark-to-market effects (c)	(9)	(6)	15	5	10	0.05
Restructuring charges (d)	—	(6)	6	2	4	0.02
Merger related costs (e)	—	(26)	26	8	18	0.08
Gain on property sale (f)	—	10	(10)	(3)	(7)	(0.03)
Comparable (non-GAAP)	$1,116	$409	$297	$69	$193	$0.84
		Diluted Weighted Average Shares Outstanding				232

	Third-Quarter 2014
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$1,328	$463	$345	$76	$238	$0.96
Items Impacting Comparability:
Mark-to-market effects (c)	8	—	(8)	(2)	(6)	(0.02)
Restructuring charges (d)	—	(1)	1	—	1	—
Net tax items (g)	—	—	—	6	(6)	(0.02)
Comparable (non-GAAP)	$1,336	$462	$338	$80	$227	$0.92
		Diluted Weighted Average Shares Outstanding				248

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

(e)	Amounts represent costs associated with the pending merger with Coca-Cola Iberian Partners and Coca-Cola Erfrischungsgetränke as announced on August 6, 2015.

(f)	Amounts represent gains associated with the sale of a distribution facility in Great Britain.

(g)	Amounts represent the tax impact of both changes in underlying rates and cumulative nonrecurring items on the quarter.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP (a)
(Unaudited; in millions, except per share data which is calculated prior to rounding)

	First Nine Months 2015
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$3,411	$1,277	$693	$158	$440	$1.87
Items Impacting Comparability:
Mark-to-market effects (c)	(21)	(2)	23	7	16	0.07
Restructuring charges (d)	—	(19)	19	5	14	0.06
Merger related costs (e)	—	(26)	26	8	18	0.07
Gain on property sale (f)	—	10	(10)	(3)	(7)	(0.03)
Comparable (non-GAAP)	$3,390	$1,240	$751	$175	$481	$2.04
		Diluted Weighted Average Shares Outstanding				236

	First Nine Months 2014
	Cost of sales	Selling, delivery, and administrative expenses	Operating income	Income tax expense	Net income	Diluted earnings per share
Reported (GAAP) (b)	$4,035	$1,480	$824	$184	$551	$2.17
Items Impacting Comparability:
Mark-to-market effects (c)	14	—	(14)	(4)	(10)	(0.04)
Restructuring charges (d)	—	(63)	63	21	42	0.16
Net tax items (g)	—	—	—	6	(6)	(0.02)
Comparable (non-GAAP)	$4,049	$1,417	$873	$207	$577	$2.27
		Diluted Weighted Average Shares Outstanding				254

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

(e)	Amounts represent costs associated with the pending merger with Coca-Cola Iberian Partners and Coca-Cola Erfrischungsgetränke as announced on August 6, 2015.

(f)	Amounts represent gains associated with the sale of a distribution facility in Great Britain.

(g)	Amounts represent the tax impact of both changes in underlying rates and cumulative nonrecurring items on the quarter.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF GAAP TO NON-GAAP SEGMENT INCOME (a)
(Unaudited; in millions)

	Third-Quarter 2015
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$330	$(70)	$260
Items Impacting Comparability:
Mark-to-market effects (c)	—	15	15
Restructuring charges (d)	6	—	6
Merger related costs (e)	7	19	26
Gain on property sale (f)	(10)	—	(10)
Comparable (non-GAAP)	$333	$(36)	$297

	Third-Quarter 2014
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$366	$(21)	$345
Items Impacting Comparability:
Mark-to-market effects (c)	—	(8)	(8)
Restructuring charges (d)	1	—	1
Comparable (non-GAAP)	$367	$(29)	$338

	First Nine Months 2015
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$844	$(151)	$693
Items Impacting Comparability:
Mark-to-market effects (c)	—	23	23
Restructuring charges (d)	19	—	19
Merger related costs (e)	7	19	26
Gain on property sale (f)	(10)	—	(10)
Comparable (non-GAAP)	$860	$(109)	$751

	First Nine Months 2014
	Europe	Corporate	Operating income
Reported (GAAP) (b)	$911	$(87)	$824
Items Impacting Comparability:
Mark-to-market effects (c)	—	(14)	(14)
Restructuring charges (d)	63	—	63
Comparable (non-GAAP)	$974	$(101)	$873

___________________________

(a)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability.

(b)	As reflected in CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)	Amounts represent the net out-of-period mark-to-market impact of non-designated commodity hedges.

(d)	Amounts represent nonrecurring restructuring charges.

(e)	Amounts represent costs associated with the pending merger with Coca-Cola Iberian Partners and Coca-Cola Erfrischungsgetränke as announced on August 6, 2015.

(f)	Amounts represent gains associated with the sale of a distribution facility in Great Britain.

COCA-COLA ENTERPRISES, INC.
CURRENCY IMPACT ON OPERATING MEASURES (a)
(Unaudited; percentages rounded to the nearest 0.5 percent)

	% Change vs. Prior Year
	GAAP (b)			non-GAAP (c)
Third-Quarter 2015	Reported	Currency impact on reported	Reported currency-neutral	Comparable	Currency impact on comparable	Comparable currency-neutral
Net sales	(14.5)%	(13.5)%	(1.0)%	(14.5)%	(13.5)%	(1.0)%
Selling, delivery, and administrative expenses	(5.5)	(13.0)	7.5	(11.5)	(13.5)	2.0
Operating income	(24.5)	(14.0)	(10.5)	(12.0)	(14.0)	2.0
Diluted earnings per share	(25.0)	(18.5)	(6.5)	(8.5)	(16.5)	8.0

Third-Quarter 2014
Net sales	(1.5)%	2.0%	(3.5)%	(1.5)%	2.0%	(3.5)%
Selling, delivery, and administrative expenses	(2.0)	2.0	(4.0)	(1.0)	2.0	(3.0)
Operating income	10.0	3.0	7.0	5.5	3.0	2.5
Diluted earnings per share	(10.5)	2.5	(13.0)	12.0	3.5	8.5

First Nine Months 2015
Net sales	(15.0)%	(15.0)%	—%	(15.0)%	(15.0)%	—%
Selling, delivery, and administrative expenses	(13.5)	(14.0)	0.5	(12.0)	(14.0)	2.0
Operating income	(16.0)	(17.5)	1.5	(15.0)	(17.5)	2.5
Diluted earnings per share	(14.0)	(23.0)	9.0	(10.0)	(19.5)	9.5

First Nine Months 2014
Net sales	2.5%	4.0%	(1.5)%	2.5%	4.0%	(1.5)%
Selling, delivery, and administrative expenses	—	3.5	(3.5)	3.5	3.5	—
Operating income	18.0	6.0	12.0	7.0	5.0	2.0
Diluted earnings per share	13.0	6.5	6.5	15.0	5.5	9.5

___________________________

(a)	Currency impact is calculated by converting current year results at prior year exchange rates.

(b)	Calculated based on CCE's U.S. GAAP Condensed Consolidated Financial Statements.

(c)
These non-GAAP measures are provided to allow investors to more clearly evaluate our operating performance and business trends. Management uses this information to review results excluding items that are not necessarily indicative of ongoing results. The adjusting items are based on established defined terms and thresholds and represent all material items management considered for year-over-year comparability. See the Reconciliation of GAAP to non-GAAP tables in this release for a list of all items impacting comparability.

COCA-COLA ENTERPRISES, INC.
RECONCILIATION OF NON-GAAP MEASURES
(Unaudited; in millions, except percentages which are rounded to the nearest 0.5 percent)

	Third-Quarter		First Nine Months
	% Change vs. Prior Year		% Change vs. Prior Year
	2015	2014	2015	2014
Net Sales Per Case
Change in net sales per case	(14.0)%	2.5%	(16.0)%	3.5%
Impact of excluding post mix, non-trade, and other	(0.5)	(0.5)	—	0.5
Impact of currency exchange rate changes	14.0	(2.0)	15.0	(4.0)
Currency-Neutral Bottle and Can Net Pricing Per Case (a)	(0.5)%	—%	(1.0)%	—%

Cost of Sales Per Case
Change in cost of sales per case	(14.5)%	(0.5)%	(16.5)%	2.0%
Impact of excluding post mix, non-trade, and other	(2.0)	1.0	(1.0)	1.0
Impact of currency exchange rate changes	14.0	(1.5)	15.0	(3.5)
Currency-Neutral Bottle and Can Cost of Sales Per Case (a)	(2.5)%	(1.0)%	(2.5)%	(0.5)%

Physical Case Bottle and Can Volume
Change in volume	(1.0)%	(4.0)%	1.0%	(1.0)%
Impact of selling day shift	—	—	(1.5)	0.5
Comparable Bottle and Can Volume (b)	(1.0)%	(4.0)%	(0.5)%	(0.5)%

	First Nine Months
Reconciliation of Free Cash Flow (c)	2015	2014
Net cash derived from operating activities	$789	$591
Less: capital asset investments	(260)	(239)
Add: capital asset disposals	13	27
Free Cash Flow	$542	$379

	October 2,	December 31,
Reconciliation of Net Debt (d)	2015	2014
Current portion of debt	$522	$632
Debt, less current portion	3,483	3,320
Less: cash and cash equivalents	(196)	(223)
Net Debt	$3,809	$3,729

___________________________

(a)
The non-GAAP financial measures "Currency-Neutral Bottle and Can Net Pricing Per Case" and "Currency-Neutral Bottle and Can Cost of Sales Per Case" are used to more clearly evaluate bottle and can pricing and cost trends in the marketplace. These measures exclude items not directly related to bottle and can pricing or cost and currency exchange rate changes.

(b)
The non-GAAP measure "Comparable Bottle and Can Volume" is used to analyze the performance of our business on a constant period basis. There were the same number of selling days in the third quarter of 2015 versus the third quarter of 2014. There were four additional selling days in the first nine months of 2015 versus the first nine months of 2014.

(c)	The non-GAAP measure "Free Cash Flow" is provided to focus management and investors on the cash available for debt reduction, dividend distributions, share repurchase, and acquisition opportunities.

(d)	The non-GAAP measure "Net Debt" is used to more clearly evaluate our capital structure and leverage.